Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill Abstract
Goodwill

16. Goodwill

In accordance with IAS 36 - Impairment of assets, Goodwill is tested for impairment annually, or more frequently if facts or circumstances indicate that the asset may be impaired. Impairment testing is performed by comparing the carrying amount and the recoverable amount of the CGU to which it is allocated. The recoverable amount of the CGU is the higher of its fair value less costs of disposal and its value in use.

Stevanato Group is organized in two main operating segments: Biopharmaceutical and Diagnostic Solutions and Engineering. Each segment comprehends different legal entities:

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the Biopharmaceutical and Diagnostic Solutions segment is focused on the production of drug containment systems (syringes, pen and dental cartridges, vials for liquid and lyophilized drugs and ampoules) and the development and contract manufacturing of customer-specific, multi-component plastic products within pharma, diagnostics and medical.
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the Engineering (“Engineering System Division” - ESD) segment is focused on advanced technologies and machinery for the transformation of glass tubing into containers for the pharmaceutical industry, for packaging & assembling of medical devices and for inspection of pharmaceutical products.

For impairment test on goodwill purposes, the Management has identified two different cash-generating units (CGUs) within the Biopharmaceutical and Diagnostic Solutions segment, the Drug Containment Systems (DCS) and the In-Vitro Diagnostic (IVD) consumables & Drug Delivery Systems (DDS) CGU, while within the ESD segment Stevanato Group’s Management has not identified multiple CGUs.

Drug containment systems offering includes a comprehensive portfolio of glass containers, pen and dental cartridges, vials for liquid and lyophilized drugs and ampoules. Syringes, cartridges and vials are produced both in bulk and sterilized formats. Furthermore, the Group offers a full range of analytical and testing services focused on investigating the physio-chemical properties of primary packaging materials and studying the interactions between drug containment system and drugs. DCS has been considered as a CGU even if glass production plants are located in 5 different countries, because the production planning, marketing and selling is managed at a central level.

In-vitro diagnostic consumables & drug delivery systems offers CDMO and CMO to customer in the pharma, diagnostic and medical markets. The Group’s business line provides integrated solutions from early development to launched combination product. It offers a broad range of services, capabilities and technologies that are suited to support the device needs of biopharma companies. In-vitro diagnostic consumables & drug delivery systems has been considered as a CGU even if the group has two plants in two countries in the IVD & DDS, because the production is interchangeable: the Group can undertake the same production processes and plants/organizations cooperate in projects in order to provide the customer the same offering worldwide.

Engineering System Division - ESD offers machinery from the pharma sector including machinery for the transformation of glass tubing into containers, machinery for packaging and assembly of medical devices and machinery for inspection of pharmaceutical products. Engineering has been considered as a CGU because the product lines inside the engineering operations are strongly tied: shared teams work together in Italy and Denmark to produce the same machinery. Glass converting machines adopts packaging and assembly technologies to deliver the finished product. Furthermore, the three different types of machinery that the Group has in its product portfolio can be combined and offered to the customer as one single solution.

For the purpose of impairment testing, goodwill is allocated by CGU (cash generating unit) as follows:

	At December 31,	At December 31,
(EUR thousand)	2021	2020
Drug Containment Systems	4,976	4,976
In-vitro Diagnostic Consumables & Drug Delivery Systems	26,828	26,828
Engineering Systems	15,438	15,438
Total Goodwill	47,243	47,243

The objective of the impairment test is to compare the recoverable amount of each CGU with their corresponding carrying amount of net assets including goodwill. The recoverable amount is the higher of an asset’s fair value less costs to sell and its value in use. The Group determines the value in use of the CGU to which the goodwill refers, meaning the present value of the future cash flows expected to be derived from continuous use of the assets; any cash flows arising from extraordinary events are therefore ignored.

In particular, value in use is determined by applying the Discounted Cash Flow ("DCF") method. This method has been applied with a two-stage approach, the first corresponding to the explicit forecast period (2022-2027) and the second corresponding to a terminal value derived with inertial criteria for the period after 2027. The explicit period corresponds with the horizon of the plans prepared by the management assuming realistic scenarios on the information available at the reporting date.

The growth rate in terminal value used for projecting beyond the explicit planning period (2022-2027) is 1% for all the CGUs, deemed representative of a precautionary growth rate in terminal values, given the potential future competition within the sector and the discount factor considered.

The principal assumptions adopted by the management in drawing up the projections relates mainly to a growth in volumes of products and a different products mix, shifting to high-value solutions sales, expanding SG EZ-fill® industrial footprint to address customer proximity and reshoring needs Volumes and sales mix used for estimating the future cash flows are based on assumptions that are considered reasonable and sustainable and represent the best estimate of expected conditions regarding market trends for the CGU over the period considered.

The cash flows and discount rate were determined net of tax. Future cash flows are discounted using the weighted average cost of capital (WACC); this is estimated with a beta factor derived on the basis of a peer group. The discount rate, 6.30% for DCS and for IVD & DDS and 6.20% for ESD, used for the CGUs, reflects therefore current market assessments and the time value of money and takes account of the risks specific to the sector. The discount rates used in the previous year were respectively 6.40% for DCS and for IVD & DDS and 6.70% for ESD.

Recoverable amounts obtained through the value in use were however subject to sensitivity analysis, in order to establish how the value in use may alter based on a change in the profitability parameters utilized in the future cash flows or in the discount rate applied to such cash flows, considering each factor individually. Following these analyses, CGU’s present expected cash flows would absorb normal changes in the parameters of the commonly used sensitivity analyses performed.

Finally, has been identified which discount rate and which alteration to the forecast EBITDA at Continuing Value within the impairment test would allow a value in use equal to the carrying amount of the net assets of the respective CGU’s. This further sensitivity analysis resulted in the identification of breakeven for the DCS CGU with a WACC of 17.07%, or an average contraction of EBITDA at Continuing Value (everything else equal) of 44.61%. The same indicators for the IVD & DDS CGU were respectively 9.37% for the WACC and 20.52% for EBITDA at CV. With regards to the ESD CGU, these indicators equated to a reduction in the EBITDA at CV of 59.15% and a WACC of 19.58%.

The impairment test for the goodwill did not result in any need for impairment.